UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2009

Cabot Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5667	04-2271897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Seaport Lane, Suite 1300, Boston Massachusetts	02210-2019
(Address of principal executive offices)	(Zip Code)

(617) 345-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 21, 2009, Cabot Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities, Inc. and Banc of America Securities LLC, as representatives of the several underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $300 million aggregate principal amount of 5.00% notes due 2016 (the “Notes”).

On September 24, 2009, the Company completed the issuance and sale of the Notes. In connection with the issuance and sale of the Notes, the Company entered into a supplemental indenture (the “First Supplemental Indenture”) with U.S. Bank National Association, as trustee, relating to the Notes.

The Notes were registered on Form S-3 under the Securities Act of 1933 (Registration Statement No. 333-162021) (the “Registration Statement”). In order to furnish certain exhibits for incorporation by reference into the Registration Statement, the Company is filing the Underwriting Agreement, the First Supplemental Indenture, the computation of ratio of pro forma earnings to fixed charge and the opinion of Ropes & Gray LLP relating to the validity of the Notes as exhibits to this filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated as of September 21, 2009 by and among Cabot Corporation and J.P. Morgan Securities, Inc. and Banc of America Securities LLC, as representatives of the several underwriters named in Schedule 1 thereto.

4.1	First Supplemental Indenture dated as of September 24, 2009 between Cabot Corporation, as issuer, and U.S. Bank National Association, as Trustee, including the form of Global Note attached as Annex A thereto, supplementing the Indenture dated as of September 21, 2009.

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

12.1	Computation of Ratio of Pro Forma Earnings to Fixed Charges.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cabot Corporation

By:	/s/ Eduardo E. Cordeiro
Name:	Eduardo E. Cordeiro
Title:	Executive Vice President and Chief Financial Officer

Date: September 24, 2009

EXHIBIT INDEX

1.1	Underwriting Agreement dated as of September 21, 2009 by and among Cabot Corporation and J.P. Morgan Securities, Inc. and Banc of America Securities LLC, as representatives of the several underwriters named in Schedule 1 thereto.

4.1	First Supplemental Indenture dated as of September 24, 2009 between Cabot Corporation, as issuer, and U.S. Bank National Association, as Trustee, including the form of Global Note attached as Annex A thereto, supplementing the Indenture dated as of September 21, 2009.

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

12.1	Computation of Ratio of Pro Forma Earnings to Fixed Charges.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).